BRIGHT O'HARE PARTNERSHIPS

                                 LEASE AGREEMENT

     This Lease Agreement is made and entered into this 14th day of January 2003 by and between Landlord and Tenant, as such parties are identified below.

                               SPECIFIC PROVISIONS

     1.  PRELIMINARY PROVISIONS.  The following definitions and provisions shall
         ----------------------
apply to this Lease:

         1.1 Landlord. The name, identity and address(es) of the Landlord are as follows:

                      Bright O'Hare Moss Creek Partnership,
                      a South Carolina General Partnership
                               c/o Eldon M. Bright
                                P. O. Drawer 7626
                          Hilton Head Island, SC 29928
                                 (843) 686-6900
                                  Fax 686-6901



         1.2  Tenant.  The name,  identity and  address(es) of the Tenant are as
              ------
              follows:

                            LOWCOUNTRY National Bank
                          Randy C. Kohn, President, CEO
                              36 Sea Island Parkway
                               Beaufort, SC 29902
                                 (843) 522-1228
                                  Fax 524-4510


         The Tenant is a:  Corporation, which is formed  under the laws of South
                           -----------
         Carolina

         1.3  Demised  Premises.  The  Demised  Premises  are as  follows:  1533
              -----------------
              Fording Island Road, Suite 300, approximately 1,800 square feet, together with the nonexclusive rights to utilize the common areas, and the limited common elements made available to Tenant.

         1.4  Term. The term of this Lease shall be as follows:
              ----

              Length of Term:                      64 months
              Commencement Date:                   February 1, 2003
              Termination Date:                    May 31, 2008


Note: In the event that this Lease is subject to a Renewal Option Rider, then the Length of the Term shall include any renewal period exercised thereunder. Further, in the event that this Lease is subject to a Landlord Construction Rider the Commencement Date and Termination Date is subject to change as provided therein.

     1.5 Rent.  The Rent due from the Tenant to the Landlord for the term is One
         ----
Hundred Seventy Four Thousand Six Hundred and 00/100 ($174,600.00) Dollars, and shall be paid, unless otherwise accelerated in accordance with the terms contained herein, as follows:

1.   Beginning June 1, 2003 Tenant shall pay $2,550.00 per month for Twenty Four
     (24) months
2.   Beginning June 1, 2005  Tenant shall pay $3,150.00 per month for Thirty Six
     (36) months

     1.5.2 All rent under this Lease is payable monthly in advance without notice, demand, reduction or set off, to Landlord at the address indicated above, or at such other place as may be designated in writing by Landlord to Tenant. Any rent unpaid after the 5th day of the month shall be subject to an administrative late fee in the amount of ten percent (10%) of any past due amounts.

     1.6 Security Deposit.  Upon  Execution  of  this Lease the Tenant agrees to
         ----------------
pay Landlord a security deposit in the amount Two Thousand Five Hundred Fifty and 00/100 ($2,550.00) Dollars. Such deposit shall be paid to Landlord and may be commingled and/or utilized with the other operating funds of Landlord. The Security Deposit is not to be used as payment of the last month's rent, but is to be held as security against Tenant's performance of all obligations and covenants pursuant of this Agreement. Within thirty (30) days after the termination of the lease term, Landlord shall provide in writing to Tenant a list of the offsets that the Landlord has applied against the Security Deposit, if any, and return any remaining portion of the Security Deposit. Application of the security deposit by Landlord toward any damages or costs incurred by Landlord shall be in addition to and not in lieu of any other remedies available to Landlord.

     1.7 Riders and  Addendum.  This  Lease  Agreement  shall  be subject to the
         --------------------
Riders and/or Addendums designated (with an "X") below:

                  Cost of Living Adjustment Rider (COLA)
     ------------
          X        Renewal  Option  Rider - Tenant has  the option to renew this
     ------------  lease agreement for a five-year period at $3,500.00 per month
                   Security Agreement Rider
     ------------
          X        Addendum A
     ------------
                   Addendum B
     ------------
                   Guaranty Addendum
     ------------


     1.8 Purpose of Tenancy.  The Tenant during the term of this Lease Agreement
         ------------------
and any renewals thereof, agrees to utilize the Demised Premises for the following use(s): Bank/Financial Services and related business and ancillary uses associated therewith. Any other use of the Demised Premises is specifically prohibited, unless the Landlord approves of such use in accordance with subsection 3.1. Further, Tenant's use of the Demised Premises shall be subject to the additional provisions, conditions or limitations contained in Section 3.1.9.

     Entire  Agreement.  This  Lease  Agreement,  which  includes  the  Specific
     -----------------
Provisions above, the General Terms and Conditions below and any exhibits, addendums or riders identified above, if any, set forth all the covenants, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises, and there are no covenants, promises, conditions, agreements or understandings, either oral or written, between them other than as herein set forth. No alterations, amendments, changes or additions to this Lease Agreement shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

                          GENERAL TERMS AND CONDITIONS

2    GRANT OF LEASEHOLD. In consideration of the rents, covenants and agreements
     ------------------
contained herein and in consideration for the guaranty being provided below, and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be observed and performed, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the Demised Premises.

3    USE OF DEMISED PREMISES.
     -----------------------

3.1  Use Conditions. The  Demised Premises  are  hereby leased to Tenant for the
     --------------
purpose(s) set forth in Section 1.8 hereinabove, Tenant agrees not to materially alter such use without the prior written consent of Landlord, and Tenant covenants and agrees not to use the Demised Premises for any unlawful or immoral purpose or in such a manner as to create a nuisance to any surrounding properties. Tenant agrees to comply with all applicable recorded covenants and restrictions, laws, ordinances and valid rules and regulations of any federal, state, municipal or other public authorities having jurisdiction over the Demised Premises. Tenant acknowledges that money damages alone will not adequately compensate Landlord for breach of Tenant's obligations under this
Section 3 and, therefore, agrees that in the event of the breach or threatened breach of any covenant or agreement under this Section 3, then the Landlord, in addition to all other remedies available to it (including a suit for compensatory and/or incidental damages associated with such breach), shall be entitled to injunctive relieve compelling specific performance of or other compliance with, the terms hereof. In the event that the Landlord seeks to enforce this Section as a result of the Tenant breaching the use restrictions contained herein, then the landlord shall be entitled to recover all reasonable costs, fees and expenses incurred, including attorney's fees. Furthermore, if Landlord seeks injunctive relief to enforce any covenant of this Agreement, the Tenant agrees to waive any requirements that Landlord post a bond in connection with the Landlord obtaining such injunctive relief.

3.2  Use of Common  Areas.  The use of the  Demised Premises  shall  include the
     --------------------
non-exclusive use of the surrounding access ways, parking areas, sidewalks, grounds and other applicable areas, if any. Tenant acknowledges and agrees that the driveway providing access to the Demised Premises and the surrounding parking areas are jointly utilized by other tenants of the Landlord. Tenant further agrees that the Landlord shall be entitled to enact reasonable rules and regulations for the utilization of such "common areas", and the Tenant shall abide by such rules and regulations. Tenant further agrees not to interfere with the use of such common areas by Landlord and other tenants of Landlord any such interfering use shall constitute a nuisance. Landlord shall be responsible for the repair and maintenance of the streets and driveways providing access to the Demised Premises and the surrounding parking areas, except any such repairs and/or maintenance shall be the responsibility of Tenant, where such repairs or maintenance are occasioned by an intentional act or an act of negligence of Tenant, or any among Tenant's agents, employees, invitees or licensees.

3.3  Quiet Possession.  Landlord  agrees that upon Tenant paying the rentals and
     ----------------
other payments required from Tenant hereunder and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease imposed upon Tenant hereunder, Tenant may quietly have hold and enjoy the Demised Premises during the term of this Lease, without hindrance or interruption by Landlord or anyone lawfully or equitably claiming by, through or under Landlord.

3.4  Right of Access.  Notwithstanding the foregoing,  Landlord,  and Landlord's
     ---------------
authorized agents and representatives, shall be entitled to enter the Demised Premises at all reasonable times for the purpose of: serving, posting or keeping posted thereon such notices as Landlord may deem necessary or appropriate for protection of Landlord, its interests or the Demised Premises; or, inspecting the Demised Premises, or any portion thereof, making necessary repairs to the Demised Premises and performing any work therein or thereon, which Landlord may elect or be required to make hereunder, or which may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority, or which Landlord may deem necessary or appropriate to prevent waste, loss, damage or of deterioration to or in connection with the Demised Premises. Nothing contained herein shall impose or be deemed to impose any duty on the part of Landlord to do any work of repair, maintenance, reconstruction or restoration which, under any provision of this Lease, is required to be done by Tenant; and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to do the same. Landlord may, during the progress of any work on the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment Landlord shall, however, in connection with the performance of any such work, cause as little inconvenience, disturbance or other damage or loss to Tenant as may be reasonably possible under the circumstances, Provided that Landlord fulfills its responsibilities under the foregoing sentence, Landlord shall not be in any way liable for inconvenience, annoyance, disturbance, loss of business or quiet enjoyment, or other damage or loss to Tenant by reason of making any such repairs to or performing any such work upon the Demised Premises or on account of bringing materials, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

3.5  Alterations.  All alterations, additions,  improvements and fixtures, other
     -----------
than trade fixtures, which may be made or installed by either of the parties hereto upon the Demised Premises, which in any manner are attached to the floors, walls or ceilings and which cannot be removed substantial damage to the Demised Premises shall be the property of Landlord, and at the termination of this Lease Agreement shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance or removal. Any floor covering which may be cemented or otherwise adhesively affixed to the floor of the Demised Premises shall be and become the property of Landlord absolutely. Landlord may, however, designate by written notice to Tenant those alterations and/or additions which shall be removed by Tenant at the expiration or termination of this Lease Agreement, and Tenant shall promptly remove the same and restore or repair any damage to the Demised Premises caused by such alterations, additions or by removal of trade fixtures.

3.6  Hazardous Materials.  Tenant  shall  not  cause  or  permit  any  Hazardous
     -------------------
Material to be brought upon, kept, or used in or about the Demised Premises by Tenant, its agents, employees, contractors or invitees. If contamination of the

Demised Premises by Hazardous Material occurs as a result of any act or omission on the part of Tenant, its agents, employees, contractors or invitees then Tenant shall indemnify, defend and hold the Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Demised Premises, damages for the loss or restriction on use of rentable or usable space or any amenity of the Demised Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination, This obligation to indemnify includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remediation, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Demised Premises Without limiting time foregoing, if tire presence of any Hazardous Material on the Demised Premises caused or permitted by Landlord or Tenant results in any contamination of the Demised Premises, then the Tenant shall promptly take all actions at its sole expense as are necessary to return the Demised Premises to the condition existing prior to the introduction of any such' Hazardous Material to the Demised Premises; provided that Landlords approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Demised Premises.

3.7  Landlord Hazardous Material Warranty.  Landlord represents and warrants, to
     ------------------------------------
the best of Landlord's knowledge, that any handling, transportation, storage, treatment or usage of toxic or hazardous substances that has occurred on the Demised Premises to date has been in compliance with all applicable federal, state and local laws, regulations, and ordinances. Landlord further represents and warrants, to the best of Landlord's knowledge, that no leak, spill, release, discharge, emission or disposal of toxic or hazardous substances has occurred on the Demised Premises to date and that, to the best of Landlord's knowledge, the soil, groundwater, and soil vapor on or under the Demised Premises is free of toxic or hazardous substances as of the date of this Lease Agreement

3.8  Definition  of  Hazardous  Material.  As used herein,  the term  "Hazardous
     -----------------------------------
Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of South Carolina or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under appropriate state law provisions, (ii) petroleum,
(iii) asbestos, (iv) designated as a `hazardous substance' pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. in Section 1321), (v) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. in Section 6901 et seq. (42 U.S.C. in
Section 6903), (vi) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. in Section 9601 et seq. (42 U.S.C. in Section 960l), or (vii) defined as a "regulated substance" pursuant to Subchapter IX, Solid Waste Disposal Act (Regulation of Underground Storage Tanks) 42 U.S.C. in Section 6991 et seq.

3.9  Disposal Needs. Tenant shall be responsible to make arrangements to provide
     --------------
any particular or distinct disposal needs with respect to the Tenants operation. In no case shall the Tenant dispose of grease or oil by utilizing the sewer facilities provided at the Demised Premises. Furthermore, Tenant shall reimburse, indemnify and hold the Landlord harmless from any losses, damages or liabilities incurred by Landlord as a result of the Tenant failing to dispose `of its wastes and byproducts in an appropriate and proper manner.

4.   MAINTENANCE OF DEMISED PREMISES.
     -------------------------------

4.1  Maintenance  Obligations of Tenant.  Tenant will be  responsible  and shall
     ----------------------------------
perform on a timely basis all maintenance, repairs and upkeep on the Demised Premises, except for the limited maintenance responsibilities retained by the Landlord hereunder. Such obligation to repair and maintain shall include, but shall not be limited to, the obligation to maintain the Demised Premises in a clean, orderly and sanitary condition, to perform or cause to be performed, at its expense, and in a timely fashion all ordinary and normal maintenance and servicing of all plumbing, electrical, heating and air conditioning equipment and fixtures associated with the Demised Premises, including but not limited to the replacement of light bulbs and air filters, and the replacement of any and all damaged or broken glass, plate or otherwise, from any cause whatsoever. Tenant shall further be responsible for the ordinary, customary or minor repair, maintenance and replacement of any and all plumbing, electrical, heating and air conditioning equipment located within the Demised Premises and all improvements associated with any "Tenant Improvements", as such are defined herein or as may be defined in any addendum to this Lease. Furthermore, the Tenant shall be responsible for all minor repairs associated with the structure, building and other Landlord Improvements, as such is defined herein. For definition purposes, repairs, maintenance and replacement of any one incident, in the amount of Five Hundred and 00/100 ($500.00) Dollars or less should be considered to be ordinary, customary or minor repairs and covered as Tenant's responsibility. Repairs, of any one incident in the amount of more than Five Hundred and 00/100 dollars should be considered major repairs and covered as Landlords responsibility. Tenant agrees to provide Landlord with such evidence and records as Landlord may request from time to time to provide evidence that Tenant is fulfilling the maintenance requirements imposed hereunder. Additionally, Landlord shall be entitled to make periodic inspections of the Demised Premises at commercially reasonable times.

Tenant's initials
                  ------------------

4.2  Maintenance Obligations of Landlord. Landlord  shall  keep the  foundation,
     -----------------------------------

the exterior walls and roof of the Demised Premises in good repair, and shall be responsible for any "major repairs" of the structure, the Landlord Improvements (as such term is defined herein), and the plumbing, electrical, heating and air conditioning equipment serving the Demised Premises, except where such repairs are occasioned by an intentional act or an act of negligence of Tenant, its agents, employees, invitees or licensees, or where such repairs are a result of Tenant's misuse and/or failure to provide ordinary and regular maintenance in accordance with subsection 4.1. Landlord shall not be required to make any other improvements or repairs of any kind to the Demised Premises and appurtenances.

4.3   Common Area  Maintenance.  Tenant shall be responsible for the maintenance
      ------------------------
and upkeep of the portions of the areas surrounding the Demised Premises located adjacent thereto or otherwise utilized by Tenant or its employees, agents, suppliers, customers and/or clientele.

4.4   Fire Extinguishers. Tenant, at its own expense, shall install and maintain
      ------------------
fire extinguishers and other fire protection devices as may be required by any governmental agency having jurisdiction over the Demised Premises or the insurance underwriters insuring the building of which the Demised Premises form a portion. Tenant is responsible for insuring that the extinguishers and other fire protection devices located in or on the Demised Premises are maintained,

4.5   Signs. Tenant shall not erect or install any exterior or interior signs or
      -----
advertising media or window or door lettering, or placards without the previous written consent of Landlord, which consent shall not be unreasonably withheld. Provided however, Landlord shall not be deemed to have unreasonably withheld consent for the election or installation of any sign, advertising media etc. when it does not conform in style, size or manner to that presently located or later contemplated for other tenants and business locations within the development of Demised Premises are located. Nor shall Tenant use any displays or advertising media which shall be deemed objectionable to Landlord or other tenants, such as flashing lights, loudspeakers or phonographs or other noise creating devices in a manner to be heard outside the Demised Premises. No exterior lighting or plumbing fixtures, shades or awnings or any exterior decorations or painting shall be installed without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In the event Tenant shall erect or install any signs, exterior lighting, plumbing fixtures, shades awnings or exterior decorations, or other items not having been approved in writing in advance by Landlord, Landlord may remove them without notice and the cost of such removal and restoration of the Demised Premises to its original condition shall be paid by Tenant to Landlord as additional rent within ten (10) days after receipt by Tenant of written demand for payment of same from Landlord. Public notices required by law are exempt from the provisions of this section.

4.6   Alterations.  Tenant shall  not make or cause to be made any  alterations,
      -----------
additions or improvements to the "Demised Premises, whether structural or non-structural, or cause to be installed any exterior sign, floor covering, interior or exterior lighting, plumbing fixtures, shades, canopies or awnings or make changes to the exterior appearance of the Demised Premises without Landlord's prior written approval, which shall not be unreasonably withheld. Tenant shall submit to Landlord plans and specifications for such work at the time approval is sought, which plans and specifications must be specific enough in detail to accurately inform Landlord of the alterations proposed. Before commencement of any work, all plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and the necessary permits, must be obtained.

5.    INSURANCE AND INDEMNITY.
      -----------------------

5.1   Indemnity.  Tenant  covenants with  Landlord  that  Landlord  shall not be
      ---------

liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person during the term of this Lease, from any cause whatsoever, by reason of the use, occupancy and enjoyment of the Demised Premises by Tenant or any person thereon or holding under said Tenant, and that Tenant will indemnify and save harmless Landlord from all liability, whatsoever on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the use of the Demised Premises and its facilities, or any repairs or alterations which Tenant may make upon said Demised Premises. Provided however, Tenant shall not be liable for damage or injury occasioned by the negligence of Landlord or its designated agents, servants or employees unless, and only to the extent, such negligence is covered, or would have been covered, by insurance Tenant is required to maintain hereunder. This obligation to indemnify shall include reasonable attorneys fees, and investigation costs and all other reasonable costs, expenses and liabilities from-the first notice that any claim or demand is to be made or may be made.

5.2.  Subrogation.  Landlord and Tenant  hereby  waive any  rights each may have
      -----------
against the other on account of any loss or damage occasioned by Landlord or Tenant, as the case may be, their respective property, the Demised Premises, or its contents, arising from any risk generally covered by fire or extended coverage insurance, and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be, if such waiver is permitted by, or obtainable from the respective insurance company.

5.3   Tenant  Insurance. Tenant  covenants  and  agrees  that from and after the
      -----------------
delivery of the Demised Premises by Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the forms hereinafter provided for:

5.3.1 Public Liability and Property Damage. Public liability and property damage
      ------------------------------------
insurance with a combined single limit of One Million and no/100 ($1,000,000.00) Dollars insuring against any and all liability of the insured with respect to Demised Premises or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall be specifically included in the indemnity obligations of the Tenant contained in Section 4.1, and shall provide coverage to the Landlord from or against any claim resulting from the negligence of the Landlord or the Landlord's servants, agents and employees.

5.3.2 Plate Glass.  Tenant shall be responsible for the maintenance of the plate
      -----------
glass on the Demised Premises and shall insure the risk associated therewith.

5.3.3 Tenant  Improvements.  Insurance  covering  all of the Tenant's  leasehold
      --------------------
improvements, trade fixtures, merchandise and personal properly from time to time in, on or upon the Demised Premises, and personal property of others in Tenant's possession in an amount not less than the full replacement cost without deduction for depreciation from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism and malicious mischief.

Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease tail cease and terminate under the provisions contained herein.

5.3.4 Other  Coverages.  Tenant  shall  also be  required  to  such   additional
      ----------------
coverages that may be imposed by any addendum or amendment to this Lease, if any.

5.4   Policy-Forms.  All  policies of  insurance  provided  for  herein shall be
      ------------

issued by insurance companies with general policyholders' rating not less than A and a financial rating of AAA as rated in the most currant available "Best's Insurance Reports," and qualified to do business in the State of South Carolina, and shall be issued in the names of Landlord, Tenant and such other persons or firms as Landlord specifies from time to time. Such policies shall be for the mutual and joint benefit and protection of Landlord, Tenant and others hereinabove mentioned, and executed copies of such policies of insurance or certificates thereof shall be delivered to Landlord within ten (10) days after delivery of possession of the Demised Premises to Tenant and thereafter within thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents ad employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent All policies of insurance delivered to Landlord must-contain a provision that the company writing said policy will give to Landlord twenty (20) days notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry.

5.5   Failure of Tenant to  Obtain.  In the event  that Tenant  fails to procure
      ----------------------------
and/or maintain any insurance required this Section, fails to carry insurance required by law and governmental regulation or fails to provide Landlord with evidence of such coverage within five (5) days after being asked to do so, Landlord may, but without obligation to do so, at any time or from time to time, and without notice, procure such insurance and pay the premiums therefore, in which event Tenant shall repay Landlord all sums so paid by Landlord, together with the late payment charge of ten (10%) percent as provided in subsection
1.5.3 hereof, and any incidental costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

5.6   Blanket Policy.  Notwithstanding anything to the contrary contained within
      --------------
this Section, any party's obligations to carry insurance as provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by such party; provided, however, that Landlord and others hereinabove mentioned shall be named as an additional insureds thereunder as their respective interests may appear and that the coverage afforded by such coverages pursuant to this Lease are not reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements and forth herein are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Demised Premises for which policies or copies thereof are not required to be delivered to Landlord

5.7   Increased Insurance Risks.  Tenant  agrees that it  will not at  any  time
      -------------------------
during the term of this Lease carry any stock or goods or do anything in or about the Demised Premises which will in any way tend to increase the insurance rates upon-the building of which the Demised Premises are a part. Tenant agrees to pay the Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire or other casualty that may be charged during the term of this Lease on the amount of insurance carried by it on the building of which the Demised Premises are a part resulting from the foregoing or from Tenant doing any act in or about said Demised Premises which does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. For purposes of the immediately preceding sentence, a letter or statement provided by Landlords insurance agent or other reliable information shall be sufficient to establish the amount of the increase in the Landlord's insurance premium resulting from Tenant's use of the Demised Premises. Further in the event that the use contemplated by the Tenant in subsection 1.8 contemplates any activity which may now, or in the future, impose one or more additional risks of a material nature, then the Landlord shall be entitled to require the Tenant to obtain coverage insuring against such risk (for example dram shop liability coverage). If Tenant installs upon the Demised Premises any electrical equipment which constitutes an overload on the electrical lines of the Demised Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading.

6     UTILITY SERVICES AND CHARGES.
      ----------------------------

6.1 All accounts for such services shall be maintained in Tenant's name. Landlord shall not be liable in damages or otherwise should the furnishing of any service to the Demised Premises be interrupted by fire, accident, riot, strike, Act of God or due to the making of necessary repairs or improvements or other causes beyond the control of Landlord.

6.2 Tenant shall pay before delinquency, at its sole cost and expense, all charges for water, gas, heat, electricity, power, telephone service, and all other charges for services or utilities of whatsoever kind or nature used in, upon or from the Demised Premises by Tenant or any of its subtenants, licensees or concessionaires during the term hereof.

7     AD VALOREM TAXES.
      ----------------

7.1   Real Property Taxes.  Landlord  shall  be  responsible  for "Real Property
      -------------------
Taxes" (as hereinafter defined) applicable to the Demised Premises. The term "Real Property Taxes" shall include all taxes, assessments and other governmental charges (excluding general income taxes, gift taxes, inheritance taxes and estate taxes) imposed upon Landlord in connection with the Premises. All assessments, taxes, fees, levies and charges imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance, refuse removal and other public services generally provided without charge to owners or occupants shall also be deemed included within the definition of "Real Property Taxes" for purposes of this Lease.

7.2   Personal Property  Taxes.  Tenant shall be liable for and shall pay before
      ------------------------
delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's property and any other personal property of whatsoever kind and to whomsoever belonging, situate or installed in and upon the Premises, whether or not affixed to the realty. If at anytime during the term hereof any of said property, whether or not belonging to Tenant, shall be taxed or assessed as part of the real property on which the Demised Premises are situate, then such taxes or assessments shall, for the purpose of this Lease, be deemed to be personal property taxes or assessments and the provisions of this Section shall not be applicable thereto. For the purpose of determining the amount of such taxes or assessments, figures supplied by the Beaufort County Assessor's Office or other taxing authority as to the amount thereof shall be conclusive

7.3   Taxes on or in Respect of Rent. In the event of the enactment, adoption or
      ------------------------------
enforcement by any governmental authority, including the United States, any state or political or governmental subdivision of any assessment, levy or tax, whether sales, use or otherwise, on or in respect to the rentals set forth herein, or in respect to the right to lease, use or occupy the Premises, Tenant shall pay such assessment, levy or tax to Landlord, or, at Landlord's option, Tenant shall pay such assessment, levy or tax directly to the governmental authority. Notwithstanding the foregoing this subsection 6.3 shall not impose upon Tenant the obligation to reimburse Landlord for any income, gift, inheritance or estate tax in any way on the Demised Premises.

8     LIENS.  Tenant  covenants  that  during  the  term of this  Lease it shall
      -----
promptly discharge any and all claims of materialmen's, artisan's, laborer's, contractor's or subcontractor's liens which may be filed, created, recorded or imposed with respect to the Demised Premises or any addition or improvement thereto for which Tenant or anyone Tenant claiming through Tenant is responsible. Tenant shall have the right and duty to contest, at its sole expense, any attempt to create, record or impose such a lien or encumbrance upon the Demised Premises. Tenant covenants that it will indemnify and save harmless the Landlord from any liability or alleged liability by reason of Tenant's failure to perform the covenants of this paragraph. Furthermore, Landlord covenants that during the term of this Lease Landlord shall promptly discharge any and all claims of materialmen, artisan's, laborer's, contractor's or subcontractor's which may be filed, created, recorded or imposed with respect to the Demised Premises or any addition or improvement thereto for which Landlord or anyone claiming through Landlord, other than Tenant or Tenant's agents, is responsible, and which interferes with the Tenant's possession of the Demised
              ---
Premises. Notwithstanding the foregoing, the Landlord shall have the right to contest, at its sole expense, any attempt to create, record or impose such a lien or encumbrance upon the said Demised Premises. Landlord covenants that it will indemnify and save harmless the Tenant from any liability or alleged liability by reason of Landlords failure to perform the covenants of this section. Tenant will not alienate, encumber, mortgage or otherwise pledge or hypothecate its leasehold estate herein created or any addition thereto without the written consent of Landlord, provided, however, that nothing herein shall prevent Tenant from creating liens, chattel mortgages, purchase money indebtedness or other encumbrances upon its personal property located in or upon the Demised Premises for the purpose of financing improvements on the Demised Premises or from participating in customary inventory financing.

9     SURRENDER OF PREMISES.
      ---------------------

9.1   Surrender of Premises.  At the expiration of the tenancy  hereby  created,
      ---------------------
Tenant shall surrender the Demised Premises in the same condition as the Demised Premises existed upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Demised Premises to Landlord at the place then fixed for the payment of rent Tenant shall remove all its trade fixtures and any alterations or improvements made by Tenant which Landlord requests to be removed before surrendering the Demised Premises as aforesaid and shall repair any damage to the Demised Premises caused thereby returning the Demised Premises to such condition that existed prior to the installation of such alterations or improvements, reasonable wear and tear excepted. If the Tenant fails to remove such items front the Demised Premises prior to the date of termination of this Lease, all such alterations, decorations, additions and improvements shall become the property of the Landlord unless Landlord elects to require their removal in which case Tenant shall promptly remove same and restore the Demised Premises to its prior condition normal wear and tear excluded. Should Tenant not effectuate timely removal of any such fixtures or alterations requested by Landlord to be removed, then Landlord may effectuate the same whereupon Tenant agrees to pay for the expanses incurred therefore. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease

9.2   Holding Over. In the event  Tenant shall  holdover or remain in possession
      ------------
of the Demised Premises with the consent of Landlord after the expiration of the stated term of this Lease, or any written extension or renewal of the term of this Lease, any such holding over or continued possession shall create a tenancy from month to month only, upon the same terms and conditions as are herein sat forth so far as the same are applicable.

10    ASSIGNMENT AND SUBLETTING.
      -------------------------

10.1  Consent Required. Tenant will not assign, mortgage, pledge, hypothecate or
      ----------------
sublet its interest under this Lease in whole or in part nor all or any part of the Demised Premises, without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting, This prohibition against assigning subletting, mortgaging and pledging shall be construed to include a prohibition against any assignment or subletting by operation of law, legal process, receivership, bankruptcy or otherwise. If this Lease be assigned or if the Demised Premises or any part thereof be sublet by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such collections of rent shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof. Tenant shall pay all reasonable costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in processing, documenting or administering any request by Tenant for Tenant's consent pursuant to this section.

10.2  Benefits and Burdens of Assignment. This Lease Agreement and the covenants
      ----------------------------------
and conditions herein contained, shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to in writing by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right in its sole discretion to assign or encumber this Lease. Further, in the event Landlord transfers or conveys the real property of which the Demised Premises is a part, then the Tenant Agrees to atturn to the purchaser of such real property.

11    EMINENT DOMAIN.
      --------------

11.1  Total Condemnation. If the whole of the Demised Premises shall be acquired
      ------------------
or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

11.2  Partial Condemnation. If  any  part  of  the  Demised  Premises  shall  be
      --------------------
acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the Demised Premises unsuitable for the business of the Tenant (as reasonably determined by Tenant), then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. In the event of a partial taking or condemnation which is not extensive enough to render the Demised Premises unsuitable for the business of the Tenant, then Landlord shall promptly restore the Demised Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and the Lease shall continue in full force and effect, and the rent shall be reduced proportionately as to the portion lost in the taking.

11.3  Landlord's  Damages.  Except  as is  otherwise  specifically  provided  in
      -------------------
subsection 11.4 below, in the event of any condemnation or taking as hereinbefore provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and the Landlord is to receive the full amount of such awards. The Tenant hereby expressly waives any right of claim to any part thereof.

11.4  Tenant's Damages. Although  all  damages in  the event of any condemnation
      ----------------
are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from the Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost of loss to which Tenant might be put in removing Tenant's merchandise, furniture, leasehold improvements, trade fixtures and equipment.

12    LOSS AND RESTORATION.
      --------------------

12.1  Loss  and  Damage.  Except  for  Landlord's  intentional  acts  or   gross
      -----------------
negligence, Landlord shall not be liable for any damages to property of Tenant or of others entrusted to Tenant or to employees or invitees of Tenant, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Except for Landlord's intentional acts or gross negligence, Landlord shall not be liable for any injury (including death) or damage to persons or property resulting from fire, explosion, falling objects, steam, gas, electricity, water, rain or snow or leaks from any part of the Demised Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause whatsoever or any nature. Except for Landlord's intentional acts or gross negligence, Landlord shall not be liable for any such damage caused by occupants of adjacent property, or the public, or caused by operations in construction of any private, public, or quasi-public work. Landlord shall not be liable for any latent defect in the Demised Premises. All property of Tenant kept of stored on the Demised Premises shall be so kept or stored at the risk of Tenant only.

12.2  Total or Partial  Destruction. In case the portion of the Demised Premises
      -----------------------------
constituting "Landlord Improvements" under any Lease Addendum hereto are damaged by fire, explosion or other casualty or occurrence to the extent of twenty-five (25%) percent or less of the insured value of the Demised Premises the damage shall promptly be repaired by Landlord at Landlord's expense, provided, however, in the event that Tenant is obligated to maintain insurance for any such casualty or loss then notwithstanding the foregoing the Tenant shall be responsible for the expenses associated with such repairs. In the event of any such damage and (1) Landlord is not required to repair as hereinabove provided, or (2) the portion of the Demised Premises constituting Landlord Improvements shall be damaged to the extent of more than twenty-five (25%) percent of the cost of replacement, or (3) the building of which the portion of the Demised Premises constituting Landlord Improvements are a part is damaged to the extent of twenty-five (25%) percent or more of the insured value, Landlord may elect either to repair or rebuild such portion of the Demised Premises or the building or to terminate this Lease upon giving notice of such election in writing to Tenant within thirty (30) days after the happening of the event causing the damages.

13    FORCE MAJEURE RELEASE AND EXCULPATION.
      -------------------------------------

13.1  Excuse of Landlord's Performance - Force Majeure.  Nothing to the contrary
      ------------------------------------------------
herein withstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease Agreement to be performed by it if any failure of its performance shall be due to any strike, lockout, civil commotion, war, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, government or controls, and the time for performance by Landlord shall be extended by the period of delay resulting from or due to any of said causes.

13.2  Release from  Liability.  Except for the  obligation of Landlord to timely
      -----------------------
make repairs as required by subsection 11.2 herein, Tenant agrees not to hold Landlord or its agents responsible or liable in damages by abatement of rent or otherwise for any damage sustained by Tenant or any other person, due to the Demised Premises or any part thereof or any appurtenances thereof being or becoming out of repair, or due to the happening of any accident (unless resulting from gross negligence or intentional acts on Landlord's part) especially, but not exclusively, any damage caused by water, snow, ice, windstorm, tornado, gas, steam, electric wiring, plumbing, or heating apparatus; and not to hold Landlord or its agents liable for losses by theft.

14    DEFAULT OF LEASE.
      ----------------

14.1  Right to Re-enter,  Acceleration. In the event of any failure of Tenant to
      --------------------------------
pay any rental due hereunder within ten (10) days after written notice of said default, or in the event of any failure to perform any other of the terms, conditions or covenants of this Lease Agreement to be observed or performed by Tenant within fifteen (15) days after written notice, or if Tenant or any guarantor of this Lease Agreement shall become bankrupt or insolvent, or file any debtor proceeding or file or have filed against Tenant or any guarantor of this Lease Agreement in any court pursuant to any statute either of the United States or any state a petition in bankruptcy or for insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said Demised Premises, or suffer this Lease Agreement to be taken under any writ of execution, then Landlord in addition to other rights of remedies it may have: (1) shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service or notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be trespass; or becoming liable for any loss or damage which may be occasioned thereby; and/or (2) shall have the right, subject to the limitations contained below, to declare any and all rent and other amounts due under this Lease Agreement at once due and payable and may proceed by attachment, suit or otherwise, to collect all such amounts in the same manner, as if by the terms of this Lease Agreement all such amounts due or to become due during the entire term were payable in advance, and neither the acceleration by Landlord of such amounts nor the payment by Tenant of such acceleration amounts shall constitute a waiver by Landlord of any breach, existing or in the future, of any of the terms or provisions of this Lease Agreement by Tenant or of any rights or remedies which the Landlord may have with respect to any such breach. In the event Landlord elects to accelerate as herein set forth and subsequently leases the Demised Premises to a third party prior to the end of the period for which this Lease Agreement would run if there had been no breach of this Lease Agreement, Landlord shall, at the end of said period, refund to Tenant that portion of the accelerated sum, if any, paid by Tenant which represents the accelerated rent for that part of said period during and only to the extent that said third party shall pay rent to Landlord; provided, however, that should said accelerated sum exceed rental payments actually received from said third party during said period Landlord shall not be required to refund to Tenant the amount which represents the excess of said accelerated sum over the rental payments actually received from said third party during said period over the portion of such accelerated sum paid by Tenant associated with such period.

14.2  Tenant's Lien. To the fullest  extent allowable by law, the Landlord shall
      -------------
have a lien for the rent payable hereunder, on the goods, furniture, equipment, inventory and effects belonging to Tenant and all other charges due Landlord hereunder, which lien shall be superior to all other liens of any kind or character whatsoever except as hereinafter set out. No goods, furniture, equipment, inventory or effects shall be removed from the Demised Premises without the written consent of Landlord, except in the ordinary course of business, until all rent and other applicable charges have been paid.

14.3  Right to Relet.  Should  Landlord elect to re-enter as herein  provided or
      --------------
should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease Agreement or it may from time to time without terminating this Lease Agreement, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet said Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease Agreement) and at such rental or rentals and upon such other terms and conditions, as Landlord may deem advisable, upon each such reletting all rentals received by the Landlord from such reletting shall apply first, to the payment of any indebtedness other than rent due hereunder from Tenant to landlord; second, to the payment of any reasonable costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease Agreement unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Should Landlord at any time terminate this Lease Agreement for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, and all reasonable attorneys' fees, the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease Agreement for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

Without limitation of Landlord's other rights and remedies, and regardless of whether Landlord shall have re-entered, relet or terminated this Lease Agreement, in the event of default or breach by Tenant, at the election of Landlord (i) the entire rent for the whole term of this Lease Agreement and any other indebtedness of Tenant to Landlord hereunder may be accelerated as provided in subsection 14.1 in which case such amount shall be immediately due and payable, or (ii) Landlord may proceed for past due installments and indebtedness only, reserving Landlord's right to proceed later for the remaining installments and subsequently maturing indebtedness.

14.4  Non-Exclusive Remedies.  The  mention  in  this  Lease  Agreement  of  any
      ----------------------
specific right of remedy shall not preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise entitled either by law or in equity.

14.5  Legal  Expenses.  In case suit shall be brought, or an  attorney  shall be
      ---------------
employed, for recovery of possession of the Demised Premises, for the recovery of rent or any other amounts due under the provisions of this Lease Agreement, or for the enforcement of, or because of the breach of, any covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all costs and expenses incurred, including a reasonable attorneys' fees.

15    MISCELLANEOUS.
      -------------

15.1  No Partnership. Landlord is not intended to have any ownership interest in
      --------------
Tenant's business and Tenant is not intended to, nor does it, have any interest in Landlord's business. The relationship between Landlord and Tenant is not intended to be a joint venture or partnership, and neither party shall be the agent of the other for any purpose, unless specifically granted in writing after execution hereof. Neither party shall hold itself out as an agent, partner or joint venture with the other, and each party shall defend and indemnify the other against any claim of liability arising out of an asserted agency or partnership by the other contrary to the provisions of this Section.

15.2  Applicable  Law. This  Agreement  shall be performed in the State of South
      ---------------
Carolina, and the parties hereto intend that this Lease Agreement shall be governed and construed by the laws of the State of South Carolina.

15.3  Recording.  Tenant  shall  not  record  this  Lease  Agreement without the
      ---------
express written consent of Landlord.

15.4  Binding Effect. This Lease Agreement and all the covenants, provisions and
      --------------
conditions herein contained shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto. This Lease shall impose joint and several liability on each individual constituting the Tenant hereunder.

15.5  Waiver.  The waiver by  Landlord  of any breach of any term,  covenant  or
      ------
condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same or any term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such a waiver be in writing by Landlord.

15.6  Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of a
      -----------------------
lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy afforded under this Lease.

15.7  Subordination and Attornment.  The Lease Agreement shall be subordinate to
      ----------------------------
any mortgage or deed of trust that may be placed upon the Demised Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Upon written request or notice from Landlord, Tenant agrees to execute written acknowledgement of the subordination of its rights under this Lease Agreement to the lien or liens of any mortgage that may be or hereafter be placed upon the Demised Premises. Tenant shall, in the event any proceedings are brought for the foreclosure of any mortgage covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under the Lease Agreement.

15.8  Partial  Invalidity.  If any term,  covenant  or  condition  of this Lease
      -------------------
Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease Agreement shall not be affected thereby, and each term, covenant or condition of this Lease Agreement shall be valid and enforced to the fullest extent permitted by law.

15.9  Captions and Numbers. The captions,  paragraph numbers and article numbers
      --------------------
appearing in this Lease Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraphs or articles of this Lease Agreement, nor in any way affect this Lease Agreement.

16    NOTICE.  Any  notice or  consent  required to be  given by or on behalf of
      ------
either party to the other shall be in writing and shall be deemed given when such notice or consent is mailed by registered or certified mail, return receipt requested, addressed to each of the respective parties at the address(es) provided above, or any other address as may be specified from time to time in writing sent to the other party by registered or certified mail, return receipt requested.

    IN WITNESS WHEREOF, the parties hereunto set their hands and seals the day and year first above written.



Witnesses:                                 Landlord:
                                           Bright-O'Hare Moss Creek Partnership
                                           a South Carolina General Partnership

                                           By:
----------------------------------            ----------------------------------
Witness                                       Eldon M. Bright
                                              Its:     Managing General Partner


                                           Tenant:
                                           LOWCOUNTRY National Bank


                                           By:
----------------------------------            ----------------------------------
Witness                                       Randy C. Kohn
                                              Its: President/CEO


                                           By:
----------------------------------            ----------------------------------
Witness                                       Randy C. Kohn
                                              Individually As It's Guarantor

                                  ADDENDUM "A"

Landlord - Bright-O'Hare Moss Creek Partnership - Unit 300 Moss Creek Village

Tenant - LOWCOUNTRY National Bank

Landlord responsibilities:

1. Construct a drive-thru canopy as per attached drawing referred to as Exhibit "A" and provide appropriate vehicle access to same.

2. Remove certain interior partition walls as agreed between parties. Install one exterior window.

3. Provide appropriate ceiling tile for entire space and raise ceiling in two rooms (conference room and office).

4. Provide all necessary permits for drive-thru addition, while certain approvals have been obtained, this agreement is subject to the acquiring of all necessary permits.

5. Landlord will provide his best efforts to assist Tenant in obtaining permission from the Moss Creek ARB for additional signage on the subject space.

Tenant responsibilities:

1. Make all other interior improvements including additional partitioning, if necessary, interior painting and providing floorcovering.

2. Provide all necessary banking equipment and any and all related needs thereto.